UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10700 Bren Road West
Minnetonka, MN 55343
(Address of principal executive offices)

(952) 930-6000
(Registrant’s telephone number, including area code)

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Consent of Benham, Ichen & Knox, LLP, Independent Auditors
Audited Balance Sheet
Unaudited Balance Sheets
Unaudited Pro Forma Financial Information
Press Release

Item 2.01. Completion of Acquisition or Disposition of Assets.

     This Form 8-K/A is being filed to amend the Form 8-K filed on July 29, 2004 by American Medical Systems Holdings, Inc. (the “Company”) to include the financial statements and financial information referred to in Item 9.01 below which relate to the acquisition of TherMatrx, Inc., a Delaware corporation (“TherMatrx”) by American Medical Systems, Inc. (“AMS”), a wholly owned subsidiary of the Company.

     On July 15, 2004, AMS completed the previously announced acquisition of TherMatrx. Pursuant to the Agreement and Plan of Merger, dated as of June 15, 2004, among AMS; Leio Acquisition Corp., a Delaware corporation and wholly owned subsidiary of AMS (“Merger Subsidiary”); TherMatrx; TherMatrx Investment Holdings LLC and BSD Medical Corporation, principal stockholders; and TherMatrx Investment Holdings LLC, as stockholders’ representative, Merger Subsidiary merged with and into TherMatrx, with TherMatrx surviving and continuing as a wholly-owned subsidiary of AMS.

     Item 2.02. Results of Operations and Financial Condition.

On July 29, 2004, the Company issued a press release announcing results for its second quarter of fiscal year 2004. Attached hereto as Exhibit 99.4 is a copy of the Company’s press release dated July 29, 2004 announcing the Company’s results of operations.

The information contained under this Item 2.02 and Exhibit 99.4 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired. The financial statements of TherMatrx are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

     (b) Pro forma financial information. The pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

     (c) Exhibits. The following materials are filed as exhibits to this current report on Form 8-K/A.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 15, 2004, among American Medical Systems, Inc.; Leio Acquisition Corp.; TherMatrx, Inc.; TherMatrx Investments Holdings LLC and BSD Medical Corporation, as Principal Stockholders, and TherMatrx Investments Holdings LLC, as Stockholders’ Representative (previously filed with the Securities and Exchange Commission as an exhibit to AMS Holding’s Report on Form 8-K filed on June 16, 2004 and incorporated herein by reference).

23.1	Consent of Benham, Ichen & Knox, LLP, Independent Auditors.

99.1	Audited balance sheet of TherMatrx as of September 30, 2003, and 2002 and the statements of income and retained earnings, and cash flows for the years then ended.

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Exhibit No.	Description

99.2	Unaudited balance sheets of TherMatrx as of June 30, 2004 and September 30, 2003 and the statements of income and retained earnings and cash flows for the three and nine month periods ended June 30, 2004 and 2003, including notes to the financial statements.

99.3	Unaudited pro forma financial information.

99.4	Press Release dated July 29, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

By:	/s/ Carmen L. Diersen

Carmen L. Diersen Executive Vice President and Chief Financial Officer

Dated: September 28, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 15, 2004, among American Medical Systems, Inc.; Leio Acquisition Corp.; TherMatrx, Inc.; TherMatrx Investments Holdings LLC and BSD Medical Corporation, as Principal Stockholders, and TherMatrx Investments Holdings LLC, as Stockholders’ Representative (previously filed with the Securities and Exchange Commission as an exhibit to AMS Holding’s Report on Form 8-K filed on June 16, 2004 and incorporated herein by reference).

23.1	Consent of Benham, Ichen & Knox, LLP, Independent Auditors.

99.1	Audited balance sheet of TherMatrx as of September 30, 2003, and 2002 and the statements of income and retained earnings, and cash flows for the years then ended.

99.2	Unaudited balance sheets of TherMatrx as of June 30, 2004 and September 30, 2003 and the statements of income and retained earnings and cash flows for the three and nine month periods ended June 30, 2004 and 2003, including notes to the financial statements.

99.3	Unaudited pro forma financial information.

99.4	Press Release dated July 29, 2004.

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